UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 4, 2008

MAGUIRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31717	04-3692625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1733 Ocean Avenue, Suite 400 Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)

310-857-1100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On March 4, 2008, the Board of Directors amended the Company’s bylaws to change the month during which the 2008 Annual Meeting of Stockholders shall be held for the election of directors and the transaction of any business within the powers of the Company, from a date and at the time set by the Board of Directors during the month of June 2008, to a date and at the time set by the Board of Directors during the month of August 2008. The Board concluded that this action is consistent with the Company’s continuing review of strategic alternatives for achieving greater value for stockholders. A copy of the amendment to the bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01	Other Events.

On March 5, 2008, the Company issued a press release announcing that the Company, under the direction of a Special Committee comprised solely of independent directors, is continuing its review of strategic alternatives for achieving greater value for stockholders, including possible sale of the Company. The Company further announced that in light of this continuing review, the Board of Directors, acting on the recommendation of the Special Committee, determined that the 2008 Annual Meeting of Stockholders will be held no earlier than August 1, 2008 and that the advance notice period for submission of stockholder nominations for election of directors and other stockholder proposals for consideration at the annual meeting would begin no earlier than May 3, 2008. The Company further announced that the bylaws were amended as described in Item 5.03 above and that the Company will issue a press release at a later date announcing the date of the 2008 Annual Meeting of Stockholders.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on March 4, 2008, the Board of Directors appointed Andrea L. Van de Kamp, an independent director, as a member of the Special Committee.

The information being furnished pursuant to this Item 8.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 8.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None

(b)	Pro forma financial information: None

(c)	Shell company transactions: None

(d)	Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

3.2*	Amendment No. 4 to the Amended and Restated Bylaws of Maguire Properties, Inc.

99.1**	Press release dated March 5, 2008

*	Filed herewith

**	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC. Registrant

/s/ MARTIN A. GRIFFITHS
Martin A. Griffiths
Executive Vice President and Chief Financial Officer (Principal financial officer)

Dated: As of March 5, 2008

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